UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 19, 2004



                  INTERNATIONAL TRUST & FINANCIAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
         (State or other jurisdiction of incorporation or organization)

                000-31507                           06-1588136
        (Commission File Number)         (IRS Employer Identification No.)

          9103 EMMOTT ROAD, BUILDING 6, SUITE A,          77040
                      HOUSTON TEXAS                     (Zip Code)
         (Address of principal executive offices)

                                 (713) 466-6585
              (Registrant's telephone number, including area code)



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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On March 19, 2004, the registrant terminated the client-auditor relationship between Randy Simpson, C.P.A., PC ("Simpson") and the registrant.

     Simpson's reports on the registrant's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Simpson's reports on the registrant's Forms 10-QSB for the year 2002 and Form 10-KSB for the year ended December 31, 2002 raised substantial doubt about its ability to continue as a going concern.

     The decision to change accountants was recommended by the registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through March 19, 2004 there have not been any disagreements between the registrant and Simpson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simpson, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

     On March 19, 2004 the registrant engaged Malone & Bailey, P.C., certified public accountants, ("Malone & Bailey") as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2003 and 2002, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Malone & Bailey was approved by the registrant's Board of Directors.

     During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Malone & Bailey, neither the registrant nor anyone on the registrant's behalf consulted with Malone & Bailey regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibit is filed herewith:


EXHIBIT NO.    IDENTIFICATION OF EXHIBIT
-----------    -------------------------

    16 Letter from Randy Simpson, P.A., stating whether they agree with the statements made by the registrant in this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004


                            INTERNATIONAL TRUST AND FINANCIAL
                            SYSTEMS, INC.



                            By /s/ Wilbert H. Marmion
                               -----------------------------------------------
                               Wilbert H. Marmion, Chief Executive Officer




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